EXHIBIT 31


                            CERTIFICATION PURSUANT TO
                              18 USC, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES OXLEY ACT OF 2002


I, Hou Beicang, certify that:

     1. I have reviewed this quarterly report on Form 10-QSB of Beicang Iron & Steel, Inc., f/k/a Alpha Spacecom, Inc. (the "Registrant" or the "Company");

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this report;

     4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Registrant and have;

          a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedure to be designed under my supervision, to ensure that material information relating to the Registrant (including its consolidated subsidiaries), is made known to me by others within those entities, particularly during the period in which this report is being prepared;

          b.   Evaluated  the  effectiveness  of  the  Registrant's   disclosure
               controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based upon such evaluations; and

          c. Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting: and

     5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the Audit Committee of the registrant's Board of Directors (or persons performing the equivalent function):

          a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

          b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting


Dated: November 20, 2006                s/Hou Beicang
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                                        Hou Beicang, Chief Executive Officer/CFO